SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement and Administration Agreement.

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2005

Merrill Lynch Mortgage Investors, Inc. (as company under an Indenture, dated as of August 1, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes, MLCC Series 2005-2)

Merrill Lynch Mortgage Investors, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-127233	33-3416059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4 World Financial Center New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 449-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01      Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

Exhibit No.	Description
3.1

Amended and Restated Trust Agreement, dated as of August 31, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A., as Securities Administrator.

Exhibit No.	Description
4.1

Indenture, dated as of August 31, 2005, among Merrill Lynch Mortgage Investors Trust, Series 2005-2, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator and HSBC Bank USA, National Association, as Indenture Trustee.

Exhibit No.	Description
99.1

Sale and Servicing Agreement, dated as of August 31, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Merrill Lynch Mortgage Investors Trust, Series 2005-2, as Issuer, HSBC Bank USA, National Association, as Indenture Trustee, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Merrill Lynch Mortgage Lending, Inc., as Seller and Company.

Exhibit No.	Description
99.2

Administration Agreement, dated as of August 31, 2005, among Merrill Lynch Mortgage Investors Trust, Series 2005-2, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator, Wilmington Trust Company, as Owner Trustee and Merrill Lynch Mortgage Investors, Inc., as Depositor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

Merrill Lynch Mortgage Investors, Inc.

By:	/s/ Tom Saywell
Name:	Tom Saywell
Title:	Authorized Signatory

Dated: October 13, 2005

EXHIBIT INDEX

Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description

3.1

Amended and Restated Trust Agreement, dated as of August 31, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A., as Securities Administrator.

4.1

Indenture, dated as of August 31, 2005, among Merrill Lynch Mortgage Investors Trust, Series 2005-2, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator and HSBC Bank USA, National Association, as Indenture Trustee.

99.1

Sale and Servicing Agreement, dated as of August 31, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Merrill Lynch Mortgage Investors Trust, Series 2005-2, as Issuer, HSBC Bank USA, National Association, as Indenture Trustee, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Merrill Lynch Mortgage Lending, Inc., as Seller and Company.

99.2

Administration Agreement, dated as of August 31, 2005, among Merrill Lynch Mortgage Investors Trust, Series 2005-2, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator, Wilmington Trust Company, as Owner Trustee and Merrill Lynch Mortgage Investors, Inc., as Depositor.